UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 7, 2005

GATX Corporation

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-2328 (Commission File) Number)	36-1124040 (IRS Employer Identification No.)

500 West Monroe Street Chicago, Illinois (Address of principal executive offices)	60661-3676 (Zip Code)

Registrant’s telephone number, including area code (312) 621-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On March 7, 2005 GATX Corporation issued a press release announcing that Robert C. Lyons, Vice President and Chief Financial Officer will present at the JPMorgan Small Cap Conference in Chicago on Wednesday, March 9, 2005. GATX’s presentation will begin at 10:45 a.m. The presentation will include an overview of GATX operations. Slides used in the presentation will be available on GATX’s website at www.gatx.com

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

          The following exhibit is furnished with this Current Report on Form 8-K pursuant to Item 7.01:

               99.1 Press release dated March 7, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX CORPORATION

(Registrant)

/s/ Robert C. Lyons

Robert C. Lyons
Vice-President, Chief
Financial Officer
(Duly Authorized Officer)

Date: March 8, 2005

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
99.1	Press Release of GATX Corporation, dated March 7, 2005.	Filed Electronically